Consolidated Statements of Earnings (Loss) and Comprehensive Income (Loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
REVENUE
Petroleum and natural gas sales, net of royalties	$ 140,096	$ 176,227
Finance revenue	471	570
Revenue	140,567	176,797
EXPENSES
Production and operating	50,626	53,298
Selling costs	1,287	2,103
General and administrative	16,611	18,688
Foreign exchange gain	(147)	(289)
Finance costs	4,256	5,075
Depletion, depreciation and amortization	34,948	34,291
Asset retirement obligation accretion	215	270
Loss on financial instruments	2,845	7,051
Impairment loss	7,937	14,500
Gain on disposition of assets	(114)	(207)
Total expenses	118,464	134,780
Earnings before income taxes	22,103	42,017
Income tax expense - current	26,098	26,340
NET (LOSS) EARNINGS	(3,995)	15,677
OTHER COMPREHENSIVE (LOSS) INCOME
Currency translation adjustments	2,073	(3,732)
COMPREHENSIVE (LOSS) INCOME	$ (1,922)	$ 11,945
Net (loss) earnings per share
Basic	$ (0.06)	$ 0.22
Diluted	$ (0.06)	$ 0.22